EXHIBIT 10.59

This instrument prepared by and upon

recordation should be returned to:

David A. Ebby, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Tax Map No.: 094-01004001

GWL Loan No. 153764

THIS INSTRUMENT SECURES A NOTE IN THE AMOUNT OF $21,629,000 MATURING JULY 1, 2021 ON WHICH THE MAXIMUM INTANGIBLES RECORDING TAX OF $25,000.00 IS DUE. THE TAX IS SUBJECT TO REDUCTION BASED ON RATIO OF THE VALUE OF GEORGIA REAL ESTATE SECURING SUCH NOTE TO THE VALUE OF ALL REAL ESTATE SECURING SUCH NOTE.

LEASEHOLD DEED TO SECURE DEBT AND SECURITY AGREEMENT

THIS LEASEHOLD DEED TO SECURE DEBT AND SECURITY AGREEMENT (“Security Instrument”) is made as of the 17th day of June, 2011 by IIT ATLANTA LIBERTY DC, LLC a Delaware limited liability company, having an office at 518 17th Street, Suite 1700, Denver, CO 80202 (“Grantor”) in favor of GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, a Colorado corporation, with an office at 8515 East Orchard Road, 3T2, Greenwood Village, CO 80111, Attention: Security Instrument Investments (“Grantee”).

W I T N E S S E T H :

A. Pursuant to that certain Ground Lease dated as of October 1, 2010 between Henry County Development Authority, a public body corporate and politic created under the laws of the State of Georgia (“Ground Lessor”) and VIF II/Liberty Industrial, LLC, a Delaware limited liability company (“Original Lessee”), a memorandum of which was recorded on December 27, 2010 in the public land records of Henry County, Georgia in Deed Book 11964, page 312, as amended by an Assignment and Assumption of Ground Lease between Original Lessee and Grantor of even date herewith, a memorandum of which shall be recorded in the public land records of Henry County, Georgia immediately prior to the recordation of this Security Instrument (as amended, the “Ground Lease”), Grantor is the owner of a leasehold estate in that certain real estate described more particularly on Exhibit A attached hereto (the “Land”).

B. As evidenced by a mortgage note of even date herewith in the original principal amount of Twenty One Million Six Hundred Twenty Nine and no/100 Dollars ($21,629,000.00) executed by Grantor in favor of Grantee (such mortgage note as the same may be amended, modified or restated from time to time, and any replacement or successor note or notes, the “Note”), Grantor is indebted to Grantee in the principal amount of Twenty One Million Six Hundred Twenty Nine and no/100 Dollars ($21,629,000.00), with interest thereon at the rate and times, in the manner and according to the terms and conditions specified in the Note, all of which are incorporated herein by reference.

NOW, THEREFORE, in consideration of the indebtedness, and as security for payment to Grantee of the principal with interest, and all other sums provided for in the Note and in this Security Instrument, according to their respective terms and conditions and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein, Grantor does hereby grant, sell and convey unto the Grantee all of Grantor’s right, title and interest in and to the Ground Lease.

TOGETHER WITH, all of Grantor’s right, title and interest in and to:

(1) the Land;

(2) any and all buildings and improvements erected or hereafter erected on the Land;

(3) any and all fixtures, appliances, machinery and equipment of any nature whatsoever, and other articles of personal property at any time now or hereafter installed in, attached to or situated in or upon the Land or any buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Land, or in the operation of the buildings and improvements, plant, business or dwellings situate thereon, whether or not the personal property is or shall be affixed thereto;

(4) all building materials, fixtures, building machinery and building equipment delivered on site to the Land during the course of, or in connection with, construction of any buildings and improvements thereon; and

(5) any and all tenements, hereditaments and appurtenances belonging to the Land or any part thereof hereby granted or intended so to be, or in any way appertaining thereto, and all appurtenant streets, alleys, passages, ways, water courses and all easements and covenants now existing or hereafter created for the benefit of Grantor or any subsequent owner or tenant of the conveyed real estate over ground adjoining the conveyed real estate and all rights to enforce the maintenance thereof, and all other rights, liberties, licenses, fees and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Grantor in and to the real estate or any part thereof. All of the foregoing interests are sometimes collectively referred to herein as the “Property.”

ALSO TOGETHER WITH any and all awards heretofore and hereafter made to the present and all subsequent owners of the Property by any governmental or other lawful authorities for taking or damaging by eminent domain the whole or any part of the Property or any easement therein, including any awards for any changes of grade of streets, which said awards are hereby assigned to the Grantee, subject to the terms and conditions of the Loan Agreement (as defined in Section 9 hereof) who is hereby authorized to collect and receive the proceeds of any such awards from such authorities and to give proper receipts and acquittances therefor, and to apply (subject to the terms of the Loan Agreement) the same (after deduction of attorneys’ fees and other costs of collecting the funds) toward the payment of the amount owing on account of this Security Instrument and the accompanying Note, notwithstanding the amount owing thereon may not then be due and payable; and the Grantor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to Grantee, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever. Grantor further agrees to give Grantee immediate notice of the actual commencement of any proceedings in the nature of eminent domain affecting all or any part of the Property or any written threat of such proceedings, and will deliver to Grantee copies of any papers served upon Grantor in connection with any such proceedings.

TO HAVE AND TO HOLD the Property hereby conveyed or mentioned and intended so to be, unto Grantee, to its own use forever. This Security Instrument is a deed passing legal title pursuant to the laws of the State of Georgia governing deeds to secure debt and is not a mortgage.

PROVIDED ALWAYS, and this Security Instrument is upon the express condition that, if Grantor pays to Grantee the principal sum mentioned in the Note, the interest thereon and all other sums payable by Grantor to Grantee as are secured hereby, in accordance with the provisions of the Loan Agreement, the Note and this Security Instrument, at the times and in the manner specified, without deduction, fraud or delay, and Grantor complies with all the terms and conditions contained herein (through and including the date of repayment of all such sums in full) and in the Note, then Grantee shall cancel, terminate and surrender this Security Instrument.

GRANTOR COVENANTS with the Grantee that until the indebtedness secured hereby is fully repaid:

1. Provisions with Respect to the Ground Lease.

(a) This Security Instrument is a leasehold conveyance only and not a conveyance of the Ground Lessor’s fee interest in the Land.

(b) Grantor will pay all rents and other charges required under the Ground Lease as and when the same are due and Grantor will keep, observe and perform all of the other terms and provisions of the Ground Lease on the part of Grantor to be kept, observed and performed. Grantor will not modify, amend, cancel, terminate or surrender the Ground Lease without Grantee’s prior written consent; and any attempt to exercise any such action without such written consent of Grantee shall be null and void and of no effect.

(c) Grantor will do all things necessary to preserve and keep unimpaired the rights of Grantor as lessee under the Ground Lease and to prevent any default under the Ground Lease or any termination or surrender thereof, and upon a default by Grantor under the Ground Lease, Grantor agrees that Grantee may (but shall not be obligated to), after notice to Grantor (provided, however , that no such notice shall be required to be given after the occurrence of an Event of Default hereunder or under any of the other Loan Documents) take any action on behalf of the Property and take all such action thereof as may be necessary therefore, to the end that the rights of Grantor in and to the leasehold estate created by the Ground Lease shall be kept unimpaired and free from default, and all money so expended by Grantee, with interest thereon at the Default Rate provided for in the Note from the date of each such expenditure, shall be paid by Grantor to Grantee promptly upon demand by Grantee and shall be added to the obligations secured by this Security Instrument and the Grantee shall have in addition to any other remedy it may have, the same rights and remedies on account of Grantor’s failure to pay any such sum as in the case of an Event of Default hereunder.

(d) Grantee will enforce the obligations of the Security Instrument under the Ground Lease and will promptly notify Grantee in writing of any default by the Ground Lessor or by Grantor thereunder and of the giving of any default notice to Grantor by the Ground Lessor thereunder along with a true copy of each such notice. If the Ground Lessor under the Ground Lease shall deliver to Grantee a copy of any notice of default given to Grantor, such notice shall constitute full authority and protection to Grantee for any action taken by Grantee in good faith in reliance thereon to cure such default.

(e) If any action or proceeding shall be instituted to evict Grantor or to recover possession of the Property or for any other purpose affecting the Ground Lease or this Security Instrument, Grantor will, immediately upon service thereof on or to Grantor, deliver to Grantee a true copy of each petition, complaint, notice, and of all other pleadings and papers, however designated, serviced in any such action or proceeding.

(f) Grantor agrees that unless Grantee shall otherwise expressly consent in writing, the fee title to the Land and the leasehold estate granted by the Ground Lease shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the Ground Lessor, Grantor, or any other party; and if Grantor acquires the fee title or any other estate, title or interests in the Property or any part thereof, this Security Instrument shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment or conveyance, become and be subject to the lien of and covered by this Security Instrument; provided, however, that in such circumstances Grantor shall execute and deliver such documents as Grantee shall reasonably require to encumber such fee estate and provide Grantee with a new title policy insuring the lien of such fee estate be subject to no exceptions other than the Permitted Exceptions, all at Grantor’s expense.

(g) No release or forebearance of any of Grantor’s obligations under the Ground Lease pursuant to the Ground Lease, or otherwise, shall release Grantor from any of its obligations under this Security Instrument, including its obligation with respect to the payment of rent as provided for in the Ground Lease and the performance of all of the terms and provisions to be kept, performed and complied with by the lessee therein, all as maybe modified by any such release or forebearance.

(h) Upon the occurrence of an Event of Default, Grantor shall not make any election or give any consent or approval for which a right to do so is conferred upon Grantor as lessee under the Ground Lease without Grantee’s prior written consent. Upon the occurrence of an Event of Default, all such rights, together with all rights of termination or amendment of the Ground Lease, all of which have been assigned to Grantee hereby, shall vest in and be exercisable solely by Grantee.

(i) Grantor will give Grantee prompt written notice of the commencement of any arbitration or appraisal proceeding pursuant to the Ground Lease. Grantee shall have the right to intervene and participate in any such proceeding and Grantor shall confer with Grantee to the extent which Grantee deems necessary for the protection of Grantee. Upon the written request of Grantee, if an Event of Default exists, Grantor will exercise all rights of arbitration, if any, conferred upon it by the Ground Lease. Grantor shall select an arbitrator who is approved in writing by Grantee, provided, however, that if at the time any such proceeding shall be commenced, Grantor shall be in default of the Ground Lease or any Event of Default exists hereunder, Grantee shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of Grantor the arbitrator or arbitrators, or appraiser, in such proceeding.

(j) Grantor shall give Grantee simultaneous written notice of the exercise of any option or right to renew or extend the term of the Ground Lease, together with a copy of the instrument given to the Ground Lessor exercising such option or right, and, thereafter, shall promptly deliver to Grantee a copy of any acknowledgment by the Ground Lessor with respect to the exercise of such option or right. If such option or right exists and has not been Exercised as aforesaid, then not more than one hundred eighty (180) and not less than ninety (90) days before the right of Grantor to exercise any option or right to renew or extend the term of such Ground Lease shall expire, Grantor shall give Grantee written notice specifying the date, term and manner for which such option or renewal is to be exercised. Within fifteen (15) business days of written demand by Grantee, Grantor shall exercise any such option or renewal which is necessary to extend the term of the Ground Lease beyond the term of this Security Instrument or to comply with any law affecting Grantor or Grantee or which is necessary, in Grantee’s reasonable judgment, to preserve the value of the security intended to be afforded by this Security Instrument. Grantor shall promptly provide evidence of such exercise of such option or right to Grantee’s reasonable satisfaction. In the event that Grantor fails to so exercise any such option or right or if an Event of Default occurs hereunder, Grantor hereby agrees and grants to Grantee all right and authority to exercise such option or right in the name of Grantor or in its own name.

(k) The lien of this Security Instrument shall attach to all of Grantor ‘s rights and remedies at any time arising under or pursuant to 11 U.S.C. Sec. 365(h), including, without limitation, all of Grantor’s rights to remain in possession of the Property.

(l) Grantor shall not, without Grantee’s prior written consent, elect to treat the Ground Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code, 11 U.S.C. § 365(h)(1). Any such election made without Grantee’s consent shall be void.

(m) Grantor hereby unconditionally assigns, transfers and sets over to Grantee all of Grantor ‘s claims and rights to the payment of damages arising from any rejection of the Ground Lease by the Ground Lessor thereunder under the United States Bankruptcy Code, 11 U.S.C. §§ 101 et. seq. (the “Bankruptcy Code”). Grantee shall have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute, either in its own name or in the name of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect to such Ground Lessor or any such fee owner under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the obligations secured by this Security Instrument shall have been satisfied and discharged in full. Any amounts received by Grantee as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of Grantee (including, without limitation, reasonable attorneys’ fees) incurred in connection with the exercise of any of its rights or remedies under this Section and then in accordance with the provisions of the Note.

(n) If there shall be filed by or against Grantor a petition under the

Bankruptcy Code and Grantor, as lessee under the Ground Lease, shall determine to reject the Ground Leases pursuant to Section 365(a) of the Bankruptcy Code, Grantor shall give Grantee not less than thirty (30) days’ prior notice of the date on which Grantor shall apply to the Bankruptcy Court for authority to reject the Ground Lease. Grantee shall have the right, but not the obligation, to serve upon Grantor within such thirty (30) day period a notice stating that Grantee demands that Grantor assume and assign the Ground Lease to Grantee pursuant to Section 365 of the Bankruptcy Code. If Grantee shall serve upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject the Ground Leases and shall comply with the demand provided for in the preceding sentence.

(o) If pursuant to Section 365(h)(2) of the Bankruptcy Code, Grantor shall seek to offset against the rent reserved in the Ground Lease, the amount of any damages caused by the nonperformance by the Ground Lessor of its obligations under the Ground Lease after the rejection thereof by the Ground Lessor pursuant to the Bankruptcy Code, Grantor shall, prior to effecting such offset, notify Grantee of its intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. Grantee shall have the right to object to all or any part of such offset that, in the reasonable judgment of Grantee, would constitute a breach of the Ground Lease, and in the event of such objection, Grantor shall not effect any offset of the amounts so objected to by Grantee. Neither Grantee’s failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Grantee.

(p) If any action, proceeding or motion shall be commenced or filed in respect of the Ground Lessor, the Property or the Ground Lease in connection with any case under the Bankruptcy Code, Grantee shall have the option, exercisable upon notice from Grantee to Grantor, to conduct and control any such litigation with counsel of Grantee’s choice. Grantee may proceed in its own name or in the name of Grantor in connection with any such litigation, and Grantor agrees to execute any and all powers, authorizations, consents or other documents reasonably required by Grantee in connection therewith. Grantor shall, upon demand, pay to Grantee all costs and expenses (including reasonable attorneys’ fees) paid or incurred by Grantee in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by Grantor as aforesaid shall be secured by the lien of this Security Instrument and shall be added to the principal amount of the obligations secured hereby. Grantor shall not commence any action, suit, proceeding or case, or file any application or make any motion (unless such motion is for the purpose of protecting the Ground Lease and its value as security for the obligations secured by this Security Instrument), in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of Grantee, which consent shall not be unreasonably withheld or delayed.

(q) Grantor shall, after obtaining knowledge thereof, promptly notify Grantee of any filing by or against the Ground Lessor of a petition under the Bankruptcy Code. Grantor shall promptly deliver to Grantee, following receipt, copies of any and all notices, pleadings, and other documents received by Grantor in connection with any such petition and any proceedings relating thereto.

(r) Notwithstanding anything to the contrary contained herein, Grantee shall not have any liability or obligation under the Ground Lease by reason of its acceptance of this Security Instrument.

2. Payment and Performance: Grantor shall pay to Grantee, in accordance with the terms of the Note and this Security Instrument, the principal and interest, and other sums therein set forth; and shall comply with all the terms and conditions of the Note and this Security Instrument.

3. Maintenance of Property: Grantor shall abstain from and shall not permit the commission of waste in or about the Property; and, except as expressly permitted pursuant to the Loan Agreement or any lease, license, concession or occupancy agreement of all or any portion of the Property (each a “Lease” and, collectively, the “Leases”), shall not remove or demolish, or alter the structural character of, any building erected at any time on the Property. Without the prior written consent of Grantee, Grantor shall not permit the Property to become abandoned or unguarded, and shall maintain or cause to be maintained the Property in good condition and repair, reasonable wear and tear excepted.

4. Indemnification: Grantor shall protect, indemnify and save harmless Grantee from and against all action, out of pocket third-party costs and expenses (including without limitation reasonable attorneys’ fees and expenses), imposed upon or incurred by or asserted against Grantee (other than for any action, cost or expense resulting from the gross negligence or wilfull misconduct of Grantee) and arising from any state of facts or circumstances existing prior to Grantee’s acquiring actual physical possession of the Property through the exercise of the remedies set forth in this Security Instrument or title through foreclosure or a deed in lieu of foreclosure or due to any action or inaction of Grantor by reason of: (i) the ownership of this Security Instrument, the Property or any interest therein or receipt of any rents; (ii) any accident, injury to or death to persons or loss of or damage to property occurring in, on or about the Property or any part thereof; (iii) any use or condition in, on or about the Property or any part thereof; (iv) any failure on the part of the Grantor to perform or comply in all material respects with any of the terms of this Security Instrument; or (v) the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof. Any amounts payable to Grantee by reason of the application of this Paragraph shall be included in the indebtedness evidenced by the Note and secured by this Security Instrument, and shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date such loss or damage is sustained by Grantee until paid. The obligations of Grantor under this Paragraph shall survive any satisfaction, assignment, foreclosure or delivery of a deed in lieu of foreclosure of this Security Instrument.

5. Security Agreement: This Security Instrument constitutes a security agreement under the Uniform Commercial Code in effect in the state in which the Property is located and creates a security interest in the personal property included in the Property. Grantor shall execute and deliver any security agreements Grantee may reasonably require from time to time to confirm the lien of this Security Instrument with respect to such property and Grantee may file all such financing statements as Grantee deems necessary in its sole discretion to perfect such security interest. Without limiting the foregoing, Grantor hereby irrevocably appoints Grantee attorney-in-fact for Grantor to execute, deliver and file such instruments for and on behalf of Grantor.

6. Compliance with Law and Regulations: Grantor shall promptly comply with all applicable laws, ordinances, regulations and orders of all Federal, State, municipal and other governmental authorities relating to the Property.

7. Inspection; Appraisals and Environmental Audits:

(a) Grantee and any persons authorized by Grantee shall have the right at any time, and from time to time, subject to the rights of tenants under any Lease, to enter the Property at reasonable hours to inspect and photograph its condition and state of repair.

(b) After an Event of Default, Grantee, at its option, may cause an environmental audit of the Property to be made by an engineering firm selected by Grantee, at Grantor’s expense, and Grantor’s obligation to pay such expense upon demand shall be secured by this Security Instrument.

8. Declaration of No Set Off: Within twenty (20) days after requested to do so by Grantee, Grantor shall certify to Grantee or to any proposed assignee of this Security Instrument, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Security Instrument and whether there are any setoffs or defenses against it.

9. Due on Sale Clause: Reference is hereby made to Article 6 of the Loan Agreement between Grantor and its affiliates as borrower, and Grantee, as lender, dated of even date herewith (as amended, restated or supplemented from time to time, the “Loan Agreement”) for the restrictions on transferring any interest in Grantor, or the Property.

10. Subordinate Liens: Other than that certain Second Leasehold Deed to Secure Debt and Security Agreement (the “Second Security Instrument”) executed contemporaneously herewith by Grantor for the benefit of Grantee, without the prior written consent of Grantee, Grantor shall not create or cause or permit to exist any lien on or security interest in the Property or any part thereof, and Grantor shall not otherwise incur any indebtedness for money borrowed to improve the Property or any part thereof, other than the indebtedness secured hereby and the obligations secured by the Second Security Instrument. Any violation of the foregoing limitation, at the option of Grantee, shall be deemed an Event of Default hereunder for which no notice or cure period shall apply.

11. Right to Remedy Defaults: If Grantor fails to pay, or cause the payment of, taxes, assessments, water and sewer charges or other lienable claims (except in case of contest as aforesaid) or insurance premiums, or fails to make necessary repairs or permit waste, or otherwise fails to comply with its obligations hereunder or under the Note or any other document executed in connection with this Security Instrument, then Grantee, at its election and without notice to Grantor, shall have the right to make any payment or expenditure which Grantor should have made, or which Grantee deems advisable, in the exercise of its reasonable business judgment to protect the security of this Security Instrument or the Property, without prejudice to any of the Grantee’s rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Grantee pursuant to this Security Instrument shall be due from Grantor to Grantee within ten (10) days after written demand, shall be secured hereby, and shall bear interest at the Default Rate from the date of payment by Grantee until the date of repayment.

12. Events of Default: Any one or more of the following shall constitute an event of default (each, an “Event of Default”) hereunder:

(a) If there occurs any Event of Default under and as specified in the Note or the Ground Lease;

(b) If Grantor fails to pay any sum due under this Security Instrument on the date such sum is due and such failure continues for five (5) calendar days;

(c) If Grantor violates Paragraph 10 hereof entitled “Subordinate Liens”;

(d) If Grantor fails to perform or comply with any of the other agreements, conditions covenants, provisions or stipulations contained in this Security Instrument and such failure continues for thirty (30) days after the date due; provided, however, that if the failure is of such a nature so as to be subject to cure but not within said thirty (30) day period, Grantor shall have such additional reasonable period of time not exceeding ninety (90) days to effect such cure so long as Grantor has commenced efforts to cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion; and/or

(e) If there occurs any Event of Default under and as specified in any other Loan Document.

13. Remedies:

(a) Upon the occurrence of any Event of Default hereunder, the entire unpaid balance of principal, accrued interest and all other sums secured by this Security Instrument shall become immediately due and payable, at the option of Grantee, without further notice or demand.

(b) When the entire indebtedness shall become due and payable, because of the occurrence of any Event of Default, or otherwise, then forthwith:

(i) Foreclosure: Grantee may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Security Instrument or the complete or partial sale of the Property under power of sale or under any applicable provision of law. Grantee may sell the Property, and all estate, right, title, interest, claim and demand of Grantor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property. If Grantee elects to institute a non-judicial proceeding for foreclosure of the Property, the Property shall be sold at public sale at the usual place for conducting sales before the door of the courthouse in the county in which the Property, or any part thereof, is located, to the highest bidder for cash, but only after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in a newspaper published in such county, or in the paper in which the sheriff’s advertisements for such county are then published, all other notices being hereby waived by Grantor. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property, with full warranties of title (or without warranties if Grantee shall so elect) and to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title, interest, equity and equity of redemption that Grantor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by dissolution, insolvency or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all indebtedness secured hereby. Grantor authorizes Grantee at its option to foreclose this Security Instrument subject to the rights (if any) of any tenants of the Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be asserted by Grantor as a defense to any proceedings instituted by Grantee to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Property. Upon any sale made under or by virtue of this Security Instrument (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Grantee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Grantee is authorized to deduct under this Security Instrument.

(ii) Possession: Subject to the rights of any tenant under any Lease, Grantee may enter into possession of the Property, with or without legal action, and, to the extent permitted by applicable law, by force if necessary or, in the alternative, Grantee shall be entitled to appointment of receiver without regard to (A) the solvency of Grantor or any other person liable for the debt secured hereby, or (B) whether there has been or may be any impairment of the value of the Property or any other collateral for the debt (Grantor acknowledges that the right to appointment of a receiver is a specific inducement to Grantee to enter into the transaction referred to in this Security Instrument), and may rent the Property, or any part thereof, for such term or terms and on such other terms and conditions as Grantee or such receiver may see fit, collect all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Property, or in reduction of the principal or interest, or both, hereby secured, in such order and amounts as Grantee or said receiver may elect; and for that purpose Grantor hereby assigns to Grantee all rentals due and to become due under any existing or future Lease or Leases, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. Any lease or leases entered into by Grantee or said receiver pursuant to this Paragraph shall survive foreclosure of this Security Instrument and/or repayment of the Note, except to the extent any applicable lease may provide otherwise.

(c) Grantee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Grantor under the terms of this Security Instrument, as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Note and this Security Instrument shall be due, and without prejudice to the right of Grantee thereafter to bring an action to foreclose this Security Instrument or any other action for any Event of Default by Grantor existing at the time the earlier action was commenced.

(d) Any real estate sold to satisfy the indebtedness secured hereby may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Grantee, in its sole discretion, may elect.

(e) Neither Grantor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Security Instrument shall be relieved of such obligation by reason of the failure of Grantee to comply with any request of Grantor or of any other person so obligated to take action to foreclose on this Security Instrument or otherwise enforce any provisions of the Security Instrument or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Security Instrument, or by reason of any agreement or stipulation between any subsequent owner of the Property and Grantee extending the time of payment or modifying the terms of the Security Instrument or Note without first having obtained the consent of Grantor or such other person; and in the latter event the Grantor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Grantee. No release of all or any part of the security as aforesaid shall in any way impair or affect the lien of this Security Instrument or its priority over any subordinate lien.

(f) The specific remedies set forth above are intended to be in addition to, and not in limitation of, such remedies as may be available to Grantee by statute, or under the applicable rules of civil procedure, or at common law. Grantee may exercise some or all of its remedies concurrently, including separate and concurrent actions on the Note, this Security Instrument, the other Loan Documents and any guaranty, to the extent it is permitted by law to do so. If Grantee shall fail to exercise any remedy it may have by reason of an Event of Default, such failure shall not constitute a waiver of such Event of Default.

14. Counsel Fees: If Grantee becomes a party to any suit or proceeding affecting the Property or title thereto, the lien created by this Security Instrument or Grantee’s interest therein (including any proceeding in the nature of eminent domain) or if Grantee engages counsel to collect any of the indebtedness secured hereby or to enforce performance of the provisions of this Security Instrument, the Note or any other Loan Document, or otherwise engages counsel to review any request or inquiry from Grantor after the date hereof, then Grantee’s costs, expenses and attorneys’ fees reasonably and actually incurred, whether or not suit is instituted, shall be paid to Grantee by Grantor, on demand, with interest at the rate provided in the Note, and until paid they shall be deemed to be part of the indebtedness evidenced by the Note and secured by this Security Instrument.

15. Notices: All notices permitted or required under this Security Instrument shall be in writing, and shall be sent in accordance with the notice provisions of the Loan Agreement.

16. Amendment: This Security Instrument cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

17. Parties Bound: This Security Instrument shall be binding upon Grantor and its successors and assigns and shall inure to the benefit of Grantee, its successors, participants, and assigns. For purposes of this Security Instrument, the neuter shall include the masculine and the feminine and the singular shall include the plural and the plural the singular, as the context may require.

18. Joint and Several Liability: If Grantor be more than one person, all agreements, terms, conditions, warrants of attorney, waivers, releases, rights and benefits made or given by Grantor shall be joint and several, and shall bind and affect all persons who are defined as “Grantor” as fully as though all of them were specifically named herein wherever the word “Grantor” is used.

19. Interest Rate:

(a) Notwithstanding any provision contained in this Security Instrument or in the Note, Grantor’s liability for interest shall not exceed the limits imposed by the applicable usury law. If any clause in the Note or this Security Instrument requires interest payments in excess of the highest interest rate permitted by the applicable usury law, the clause in question shall be deemed to require such payment at the highest interest rate allowed by the applicable usury law.

(b) In the event Grantee obtains any judgment against Grantor on this Security Instrument or on the accompanying Note, interest shall accrue on the judgment in the same manner and at the same rate as provided in the Note, notwithstanding any law, custom, or legal presumption to the contrary, subject only to subparagraph (a) above, until Grantee has received payment in full of all amounts due it pursuant to this Security Instrument and the Note.

20. Severability: Any provision of this Security Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Waivers: Grantor hereby waives and releases:

(a) all errors, defects and imperfections in any proceeding instituted by Grantee under the Note and this Security Instrument; and

(b) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil procedure or extension of time for payment; and

(c) ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS SECURITY INSTRUMENT, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS SECURITY INSTRUMENT TO THE GRANTEE AND GRANTOR WAIVES GRANTOR’S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY INSTRUMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY GRANTOR IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER GRANTOR HAS BEEN FIRST APPRISED OF GRANTOR’S POSSIBLE ALTERNATIVE RIGHTS BY GRANTOR’S ATTORNEY.

INITIALS OF THE	Authorized Officer

	ON BEHALF OF GRANTOR:	/s/ TGM	.

22. Captions; Governing Law: The captions preceding the text of the paragraphs or subparagraphs of this Security Instrument are inserted only for convenience of reference and shall not constitute a part of this Security Instrument, nor shall they in any way affect its meaning, construction, or effect. This Security Instrument shall be construed and governed by the laws of the State in which the Property is situated, without regard to conflicts of laws principles.

23. Advance Security Instrument. This Security Instrument secures the unpaid balance of advances made, with respect to the Property, for the payment of taxes, assessments, maintenance charges, insurance premiums or costs actually incurred by Grantee for the protection of the Property or the lien of this Security Instrument and out-of-pocket third-party expenses actually incurred by the Grantee by reason of default by the Grantor under this Security Instrument.

24. Non-Recourse. The non-recourse clause contained in Paragraph 11 of the Note is incorporated herein by this reference to the same extent and with the same force as if fully set forth herein.

25. Inconsistency; Capitalized Terms. In the event of any conflict between the terms of this Security Instrument and the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and control. All capitalized terms used herein without definition shall have the same meanings given to such terms in the Loan Agreement.

[SIGNATURE FOLLOWS ON NEXT PAGE]

IN WITNESS WHEREOF, this Security Instrument has been duly executed as of the day and year first above written.

Signed, sealed and delivered in the presence of:	IIT ATLANTA LIBERTY DC LLC, a Delaware limited liability company

/s/ Katie Pierson
Unofficial Witness
	By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: CFO

/s/ Julie A. Laessle
Notary Public

My Commission Expires: 4/26/2014

[Notary Seal]

EXHIBIT “A”

LEGAL DESCRIPTION

PARCEL A:

SURVEYED DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAND LOT 220 AND 221, OF THE 7TH LAND DISTRICT, HENRY COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FROM THE POINT FORMED BY THE SOUTHEASTERLY RIGHT-OF-WAY INTERSECTION OF LIBERTY INDUSTRIAL PARKWAY (80’ R/W) AND CONSTITUTION DRIVE (80’ R/W) IF THEY WERE EXTENDED TO INTERSECT; THENCE ALONG THE SAID RIGHT-OF-WAY OF LIBERTY INDUSTRIAL PARKWAY THE FOLLOWING SEVEN COURSES AND DISTANCES: S 46°38’18” E A DISTANCE OF 35.36’ TO A POINT; THENCE S 46°38’18” E A DISTANCE OF 24.65’ TO A POINT; THENCE N 43°17’18” E A DISTANCE OF 9.45’ TO A POINT; THENCE S 46°42’39” E A DISTANCE OF 82.60’ TO A POINT; THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 198.13’, WITH A RADIUS OF 330.00’, WITH A CHORD BEARING OF S 63°54’41” E, WITH A CHORD LENGTH OF 195.17’ TO A POINT; THENCE S 81°08’19” E A DISTANCE OF 227.17’ TO A POINT; THENCE S 81°08’17” E A DISTANCE OF 16.24’ TO A 1/2” REBAR FOUND AT THE TRUE POINT OF BEGINNING; THENCE FROM THE TRUE POINT OF BEGINNING AS ESTABLISHED AND CONTINUING ALONG THE RIGHT-OF-WAY LINE OF LIBERTY INDUSTRIAL PARKWAY S 81°08’25” E A DISTANCE OF 5.38’ TO A POINT; THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 96.43’, WITH A RADIUS OF 405.00’, WITH A CHORD BEARING OF S 87°57’34” E, WITH A CHORD LENGTH OF 96.20’ TO A POINT; THENCE N 82°05’50” E A DISTANCE OF 9.25’ TO A POINT; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 24.71’, WITH A RADIUS OF 25.00’, WITH A CHORD BEARING OF S 72°42’21” E, WITH A CHORD LENGTH OF 23.72’ TO A POINT; THENCE WITH A REVERSE CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 383.88’, WITH A RADIUS OF 75.00’, WITH A CHORD BEARING OF N 11°01’24” W, WITH A CHORD LENGTH OF 82.50’ TO A POINT; THENCE WITH A REVERSE CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 27.42’, WITH A RADIUS OF 25.00’, WITH A CHORD BEARING OF S 53°46’57” W, WITH A CHORD LENGTH OF 26.07’ TO A POINT; THENCE WITH A COMPOUND CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 82.14’, WITH A RADIUS OF 345.00’, WITH A CHORD BEARING OF N 87°57’34” W, WITH A CHORD LENGTH OF 81.95’ TO POINT; THENCE N 81°08’19” W A DISTANCE OF 21.62’ TO A 1/2” REBAR FOUND; THENCE DEPARTING THE RIGHT-OF-WAY LINE OF LIBERTY INDUSTRIAL PARKWAY N 18°11’26” E A DISTANCE OF 164.51’ TO A POINT; THENCE N 05°05’32” W A DISTANCE OF 153.48’ TO A POINT; THENCE N 32°37’33” E A DISTANCE OF 167.49’ TO A 1/2” REBAR FOUND; THENCE S 57°44’02” E A DISTANCE OF 43.48’ TO A 1/2” REBAR FOUND; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 139.93’, WITH A RADIUS OF 766.20’, WITH A CHORD BEARING OF S 54°24’19” E, WITH A CHORD LENGTH OF 139.74’ TO A 1/2” REBAR FOUND; THENCE N 40°45’34” E A DISTANCE OF 98.42’ TO A 3/4” AXLE; THENCE S 88°37’18” E A DISTANCE OF 860.48’ TO A 1/2” REBAR FOUND; THENCE S 88°37’18” E A DISTANCE OF 150.24’ TO A 1/2” REBAR FOUND ON THE NORTHWESTERLY RIGHT-OF-WAY LINE OF INTERSTATE 75; THENCE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF INTERSTATE 75 THE FOLLOWING FOUR COURSES AND DISTANCES: WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 893.63’, WITH A RADIUS OF 5579.58’, WITH A CHORD

BEARING OF S 33°30’43” E, WITH A CHORD LENGTH OF 892.68’ TO A CONCRETE MONUMENT FOUND; THENCE S 26°23’39” E A DISTANCE OF 93.80’ TO A CONCRETE MONUMENT FOUND; THENCE S 26°54’26” E A DISTANCE OF 399.63’ TO A CONCRETE MONUMENT FOUND; THENCE S 24°03’03” E A DISTANCE OF 118.17’ TO A 1/2” REBAR FOUND; THENCE DEPARTING THE NORTHWESTERLY RIGHT-OF-WAY LINE OF INTERSTATE 75 S 65°55’25” W A DISTANCE OF 346.96’ TO A 1/2” REBAR FOUND; THENCE N 79°33’46” W A DISTANCE OF 1487.88’ TO A 1/2” REBAR FOUND; THENCE N 79°33’48” W A DISTANCE OF 309.09’ TO A 1/2” REBAR FOUND; THENCE N 01°38’13” W A DISTANCE OF 563.64’ TO A POINT; THENCE N 06°21’49” W A DISTANCE OF 88.03’ TO THE 1/2” REBAR FOUND AT THE TRUE POINT OF BEGINNING.

SAID TRACT OR PARCEL OF LAND CONTAINS 51.063 ACRES (BEING 2,224,327 SQUARE FEET), INCLUDING ALL EASEMENTS.

PARCEL B:

SURVEYED DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND LYING OR BEING IN LAND LOT 220, OF THE 7TH LAND DISTRICT, HENRY COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FROM THE INTERSECTION NORTHWESTERLY RIGHT-OF-WAY LINE OF INTERSTATE 75 (VARIABLE R/W) WITH THE LAND LOT LINE COMMON TO LAND LOTS 220 AND 221 THENCE ALONG THE LAND LOT LINE COMMON TO LAND LOTS 220 AND 221 S 01°23’22” W A DISTANCE OF 124.85’ TO A 1/2” REBAR FOUND BEING THE TRUE POINT OF BEGINNING; THENCE FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED AND DEPARTING THE LAND LOT LINE COMMON TO LAND LOTS 220 AND 221 S 46°36’17” E A DISTANCE OF 488.04’; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 713.93’, WITH A RADIUS OF 5464.57’, WITH A CHORD BEARING OF S 42°51’44” E, WITH A CHORD LENGTH OF 713.42’ TO A 1/2” REBAR FOUND; THENCE N 88°37’18” W A DISTANCE OF 860.48’ TO A 3/4” AXLE FOUND ON THE LAND LOT LINE COMMON TO LAND LOTS 220 AND 221; THENCE ALONG THE LAND LOT LINE COMMON TO LAND LOTS 220 AND 221 N 01°23’22” E A DISTANCE OF 837.77’ TO THE 1/2” REBAR FOUND AT THE TRUE POINT OF BEGINNING.

SAID TRACT OR PARCEL OF LAND CONTAINS 8.662 ACRES (BEING 377,350 SQUARE FEET), INCLUDING ALL EASEMENTS.